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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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          Date of report (Date of earliest event reported) May 29, 2009

                       ELECTRONIC SENSOR TECHNOLOGY, INC.
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             (Exact Name of the Registrant as Specified in Charter)

Nevada                      000-51859                   98-0372780
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(State or Other      (Commission File Number)        (IRS Employer
Jurisdiction of                                    Identification No.)
Incorporation)

           1077 Business Center Circle, Newbury Park, California 91320
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               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (805) 480-1994

                                 Not Applicable.
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01     Entry into a Material Definitive Agreement.

On May 29, 2009 (the "Effective Date"), Electronic Sensor Technology, Inc. (the "Registrant") entered into a letter agreement with Montgomery 2006-1 Partnership ("Montgomery"), pursuant to which Montgomery agreed to terminate and cancel the warrant issued by the Registrant to Montgomery on December 7, 2005 entitling Montgomery to purchase up to 485,213 shares of common stock of the Registrant. In consideration for the termination and cancellation of the warrant, the Registrant paid to Montgomery a total cash amount of $2,500.

A copy of the letter agreement with Montgomery is attached hereto as Exhibit
10.1 and incorporated herein by reference.

Item 1.02     Termination of a Material Definitive Agreement.

On the Effective Date, the warrant issued to Montgomery was terminated and cancelled pursuant to the terms of the letter agreement between the Registrant and Montgomery, as more fully described in Item 1.01 hereto and which description is hereby incorporated by reference in this Item 1.02.

Item 9.01     Financial Statements and Exhibits.

Exhibit No.   Description
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10.1          Letter agreement dated May 29, 2009 between the Registrant and
              Montgomery.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 ELECTRONIC SENSOR TECHNOLOGY, INC.


Date: June 4, 2009               By:  /s/ Philip Yee
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                                 Name:  Philip Yee
                                 Title: Secretary, Treasurer and Chief Financial
                                        Officer